                                                                   Exhibit 10.46


                    SECOND AMENDMENT dated as of January 18, 2001 (this "Amendment") to the Credit Agreement dated as of September 22, 2000
           ---------
          (the "Credit Agreement") as amended by the First Amendment dated as of
                ----------------
          December 28, 2000 (the "First Amendment) thereto, among Select Medical
                                  ---------------
          Corporation, a Delaware corporation (the "Company"), Canadian Back
                                                    -------
          Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company ("CBIL" and, together with the Company, the
                                      ----
          "Borrowers"), the Lenders party thereto, The Chase Manhattan Bank, as
           ---------
          US Agent and US Collateral Agent, The Chase Manhattan Bank of Canada, as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

          WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve an amendment to the Credit Agreement and the First Amendment thereto;

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement;

          NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

          SECTION 1.  Amendment to Credit Agreement.  Effective as of the
                      ------------------------------
Amendment Effective Date (as defined in Section 4 hereof), the definition of "Planned IPO" in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

               "Planned IPO" means an Initial Public Offering with respect to
                -----------
     which a registration statement on form S-1 has been filed with the SEC bearing Registration Number 333-48856.

          SECTION 2.  Amendment to First Amendment.  Effective as of the
                      -----------------------------
Amendment Effective Date, clause (b) of Section 4 of the First Amendment is amended by deleting the words "of at least $150,000,000" at the end thereof.

          SECTION 3. Representations and Warranties.  Each of the Borrowers
                     -------------------------------
represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

          SECTION 4.  Effectiveness.  This Amendment shall become effective as
                      --------------
of the date (the "Amendment Effective Date") when the Administrative Agent shall
                  ------------------------
have received copies hereof that, when taken together, bear the signatures of the Borrowers and the Required Lenders. The effectiveness of each US Term Lender's agreement to increase its Revolving Commitment pursuant to Section 2 of the First Amendment is further subject to the Administrative Agent's receipt of such US Term Lender's signature hereto.

          SECTION 5.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN
                      ---------------
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 6.  No Other Amendments.  Except as expressly set forth
                      --------------------
herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the First Amendment thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the First Amendment specifically referred to herein.

          SECTION 7.  Counterparts.  This Amendment may be executed in two or
                      -------------
more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8.  Headings.  Section headings used herein are for
                      ---------
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                              SELECT MEDICAL CORPORATION,

                                 by:
                                   /s/    Michael E. Tarvin
                                   --------------------------
                                   Name:  Michael E. Tarvin
                                   Title: Senior Vice
                                          President


                              CANADIAN BACK INSTITUTE LIMITED,

                                 by:
                                   /s/    Michael E. Tarvin
                                   --------------------------
                                   Name:  Michael E. Tarvin
                                   Title: Vice President


                              THE CHASE MANHATTAN BANK,
                              individually and as US Agent
                              and US Collateral Agent,

                                 by:
                                   /s/    Stephen P. Rochford
                                   --------------------------
                                   Name:  Stephen P. Rochford
                                   Title: Vice President


                              THE CHASE MANHATTAN BANK OF
                              CANADA, individually and as
                              Canadian Agent and Canadian
                              Collateral Agent,

                                 by:
                                   /s/    Christine Chan
                                   --------------------------
                                   Name:  Christine Chan
                                   Title: Vice President

                                 by:
                                   /s/    Drew McDonald
                                   --------------------------
                                   Name:  Drew McDonald
                                   Title: Vice President

                              CIBC, INC.

                                 by:
                                   /s/   Douglas J. Weir
                                   --------------------------
                                   Name: Douglas J. Weir
                                   Title: Executive Director


                              CANADIAN IMPERIAL BANK OF COMMERCE,

                                 by:
                                   /s/   John Peebler
                                   --------------------------
                                   Name: John Peebler
                                   Title: Director

                                 by:
                                   /s/   Mario Biscardi
                                   --------------------------
                                   Name: Mario Biscardi
                                   Title: Commerical Lending
                                          Specialist


                              FIRST UNION NATIONAL BANK,

                                 by:
                                   /s/   Keith S. Law
                                   --------------------------
                                   Name: Keith S. Law
                                   Title: Vice President


                              MERRILL LYNCH CAPITAL CORP.,

                                 by:
                                   /s/   Carol J.E. Feeley
                                   --------------------------
                                   Name: Carol J.E. Feeley
                                   Title: Vice President


                              MORGAN GUARANTY TRUST CO. OF NY,

                                 by:
                                   /s/   Colleen B. Galle
                                   --------------------------
                                   Name: Colleen B. Galle
                                   Title: Vice President

                              PNC BANK, NATIONAL ASSOCIATION,

                                 by:
                                   /s/    Marie T. Boyer
                                   --------------------------
                                   Name:  Marie T. Boyer
                                   Title: Vice President


                              SOCIETE GENERALE,

                                 by:
                                   /s/   Richard Bernal
                                   --------------------------
                                   Name: Richard Bernal
                                   Title: Director


                              SUMMIT BANK,

                                 by:
                                   /s/   Lawrence W. Dessen
                                   --------------------------
                                   Name: Lawrence W. Dessen
                                   Title: Regional Vice
                                          President